Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                                 RULE 15d-14(b)
                                      and
                              18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Thinka Weight-Loss Corporation (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Seven, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                         /s/  Charles Seven
                         ---------------------------------------
                         Charles Seven, President & Chief Executive Officer October 15, 2003